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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 4, 2002



                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



        DELAWARE                     0-021699                   23-2789550
    (State or Other                (Commission               (I.R.S. Employer
      Jurisdiction                     file                   Identification
  of Incorporation or                 number)                     Number)
     Organization)
                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

          As is more fully described in the attached press release that is incorporated herein by reference, on June 4, 2002, ViroPharma Incorporated announced the recent receipt of a "not approvable" letter from the U.S. Food and Drug Administration in response to the new drug application (NDA) for Picovir(TM).

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

       Exhibit No.     Description
       -----------     -----------

           99          ViroPharma Incorporated Press Release dated June 4, 2002

                                   Signatures

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ViroPharma Incorporated


Date: June 5, 2002                      By:  /s/ Thomas F. Doyle
                                            --------------------
                                        Thomas F. Doyle
                                        Vice President, General Counsel and
                                        Secretary

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                                Index to Exhibits

Exhibit No.             Description
-----------             -----------

   99                   ViroPharma Incorporated Press Release dated June 4, 2002